EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Heritage Financial Corporation (the “Company”) on Form 10-K for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date here of (the “Report”), we, Brian L. Vance, President and Chief Executive Officer and Edward D. Cameron, Executive Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 5, 2007	/s/ BRIAN L. VANCE
Brian L. Vance
President and Chief Executive Officer Principal Executive Officer

March 5, 2007	/s/ EDWARD D. CAMERON
Edward D. Cameron
Executive Vice President and Treasurer Principal Financial Officer